EXHIBIT 32.2

CERTIFICATION

In connection with the annual report for Micron Enviro Systems, Inc. on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I Negar Towfigh, Chief Financial Officer of Micron Enviro Systems, Inc., certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. This annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of  Micron Enviro Systems, Inc.

Date: April 5, 2004

/s/ Negar Towfigh

Negar Towfigh

CFO, Secretary